EXHIBIT 10.2
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                    AMENDMENT NO. 1 TO 2000 STOCK OPTION PLAN
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                    AMENDMENT No. 1 TO 2000 STOCK OPTION PLAN
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         Paragraph (a) of Section 4 of the 2000 Stock Option Plan is hereby amended to read as follows:

         "(a) The total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 506,666 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

         By signature below, the undersigned officers of the Company hereby certify that the foregoing is a true and correct copy of the 2000 Stock Option Plan of the Company.

DATED: July ___, 2002


                                       MONEYZONE.COM, INC.



                                       By /s/ RAYMOND A. BILLS
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                                          Raymond A. Bills, Authorized Officer

(SEAL)



By /s/ JOHN SHAFFER
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   John Shaffer, Secretary